UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 1.01    Entry into a Material Definitive Agreement.

On December 16, 2024 (the “Effective Date”), AAON, Inc., an Oklahoma corporation, AAON Coil Products, Inc., a Texas corporation, and BasX, Inc., an Oregon corporation, all wholly-owned subsidiaries of AAON, Inc., a Nevada Corporation (collectively, the "Company"), entered into that certain Third Amendment to the Amended and Restated Loan Agreement (collectively, as amended, the "Amended Loan Agreement") with the following lenders: BOKF, NA dba Bank of Oklahoma, Wells Fargo Bank, National Association, and U.S. Bank, N.A. (collectively, the "Lenders") with BOKF, NA dba Bank of Oklahoma as the administrative agent for the Lenders.

The Amended Loan Agreement provides for an $80 million term loan ("Term Loan"), in addition to the existing $200 million revolving credit facility (as amended, "Revolver") with the Lenders, from the Effective Date, with a maturity date on December 16, 2029. Monthly principal payments on the Term Loan will be approximately $1.3 million for 60 months. Proceeds from the Term Loan will finance the building, machinery, and equipment for our Memphis plant location.

Furthermore, approximately $50 million of the $200 million Revolver commitment was assigned from JPMorgan Chase Bank, N.A. (the "Assignor") to Wells Fargo Bank, National Association (the "Assignee").

The foregoing description of the Amended Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Loan Agreement, which is incorporated herein by reference. A copy of the Amended Loan Agreement is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Amended and Restated Loan Agreement, dated December 16, 2024.
99.2	Promissory Note - Revolver (BOKF, NA dba Bank of Oklahoma), dated May 27, 2022.[1]
99.3	Promissory Note - Revolver (Wells Fargo Bank, National Association), dated December 16, 2024.
99.4	Promissory Note - Revolver (U.S. Bank, N.A.), dated May 27, 2022.[1]
99.5	Promissory Note - Term Loan (BOKF, NA dba Bank of Oklahoma), dated December 16, 2024
99.6	Promissory Note - Term Loan (Wells Fargo Bank, National Association), dated December 16, 2024.
99.7	Promissory Note - Term Loan (U.S. Bank, N.A.), dated December 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
[1] Incorporated herein by reference to the exhibit to our Form 8-k dated June 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	December 18, 2024	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary